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                                                                   Exhibit 10(x)

                       SECOND AMENDMENT TO LEASE AGREEMENT


          THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "Amendment"), dated as of July 21, 1995, between ALP (TX) QRS 11-28, INC., a Texas corporation ("Landlord"), and SUPERIOR TELECOMMUNICATIONS, INC., a Georgia corporation f/k/a Superior TeleTec, Inc. and Superior TeleTec Transmission Products, Inc. ("Tenant").


                              W I T N E S S E T H :


          WHEREAS, Landlord and Tenant have entered into that certain Lease Agreement, dated as of December 16, 1993, as amended by a First Amendment to Lease Agreement, dated as of May 10, 1995 (the "Lease"); and

          WHEREAS, the parties hereto have agreed to amend the Lease as hereinafter set forth.

          NOW, THEREFORE, intending to be legally bound and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

          1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Lease.

          2. FINANCIAL COVENANTS. The Lease is hereby amended by deleting the Financial Covenants attached to the Lease as Exhibit E and inserting the Financial Covenants attached hereto as Exhibit E in lieu thereof.

          3. SUCCESSORS AND ASSIGNS. Except as specifically amended by this Amendment, the terms and conditions of the Lease shall remain in full force and effect and shall be binding upon Landlord and Tenant and their respective successors and assigns.

          4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

          5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


ATTEST:                            ALP (TX) QRS 11-28, INC.



By:                                By:
    --------------------------         -----------------------------------------


Title:                             Title:
       -----------------------            --------------------------------------

     [Corporate Seal]


ATTEST:                            SUPERIOR TELECOMMUNICATIONS, INC.


By:                                By:
    --------------------------         -----------------------------------------

Title:  Senior Vice President      Title:  Assistant Secretary


     [Corporate Seal]


               (Signatures to Second Amendment to Lease Agreement)


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